Intangible assets (Tables)	6 Months Ended
Dec. 31, 2019
Intangible Assets [Abstract]
Schedule of sensitivity to change In key assumptions
The table below shows the headroom at 31 December 2019 and the impairment charge that would be required if the assumptions in the calculation of their value in use were changed:

	Carrying value of CGU £ million	Headroom £ million	1ppt increase in discount rate £ million	2ppt decrease in annual growth rate £ million	5ppt decrease in annual growth rate forecast period 2020-2029 £ million
India(i)	4,501	592	(59)	—	(978)
Antiquity brand(ii)	198	36	—	—	(19)
Windsor Premier brand(iii)	607	6	(75)	(167)	—

(i)
As India is a developing market, where maturity is not expected for a number of years, a management forecast growth projection was used until 2029. Reasonably possible changes in the key assumptions that would result in an impairment of the cash-generating unit is considered to be 5ppt decrease in the annual growth rates throughout the forecast period or a 1ppt increase in discount rate. The cumulative effect of such a change is disclosed in the table above.

(ii)
Antiquity brand is disclosed as sensitive as forecast cash flow assumptions were reduced principally due to the general economic downturn in India. The only change in the key assumptions considered reasonably possible that would result in an impairment of the brand would be a 5ppt decrease in the annual growth rates throughout the forecast period. The cumulative effect of such a change is disclosed in the table above.

(iii)
The Windsor Premier brand is disclosed as sensitive due to the challenging whisky market in Korea. Reasonably possible changes in the key assumptions that would result in an impairment of the brand would be a 2ppt decrease in the annual growth rate in perpetuity or a 1ppt increase in discount rate. The cumulative effect of such changes is disclosed in the table above.